UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

FRANKLIN CREDIT HOLDING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 604-1800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Effective August 31, 2009, the Audit Committee of the Board of Directors of Franklin Credit Holding Corporation (with its subsidiaries, the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accountant to audit the Company’s consolidated financial statements.

The audit reports of Deloitte on the Company’s financial statements as of December 31, 2008 and 2007 did not contain an adverse opinion, disclaimer of opinion or qualification other than an explanatory paragraph in Deloitte’s report dated April 2, 2008 (which was included in the Company’s Form 10-K for the fiscal year ended December 31, 2007), relating to the change in accounting by the Company for certain purchased notes receivable as of January 1, 2005, and an explanatory paragraph in Deloitte’s report dated April 9, 2009 (which was included in the Company’s Form 10-K for the fiscal year ended December 31, 2008), that there were conditions that raised substantial doubt about the ability of the consolidated Company to continue as a going concern.

During the fiscal years ended December 31, 2008 and December 31, 2007, and subsequent interim period through August 31, 2009, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for either of such fiscal years. Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, within said time periods.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K. The Company requested that Deloitte furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein. A copy of Deloitte’s responsive letter dated September 2, 2009 is filed as Exhibit 16.1 hereto.

(b) Effective August 31, 2009, the Audit Committee of the Board of Directors of Franklin Credit Holding Corporation and its subsidiaries (“the Company”) engaged Marcum LLP (“Marcum”) as the independent registered public accountant to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2009. During the fiscal years ended December 31, 2008 and 2007, and subsequent interim period through August 31, 2009, neither the Company nor anyone acting on its behalf has consulted with Marcum on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of Deloitte & Touche LLP dated September 2, 2009 regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2009

FRANKLIN CREDIT HOLDING CORPORATION

By: /s/ Kevin P. Gildea
Name: Kevin P. Gildea
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Deloitte & Touche LLP dated September 2, 2009 regarding change in certifying accountant.